U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 20, 2003


                            LEXINGTON RESOURCES, INC.
                    (formerly known as Intergold Corporation)
        _________________________________________________________________
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
              ____________________________________________________
              (State or other Jurisdiction as Specified in Charter


         0-25455                                         88-0365453
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)




                          435 Martin Street, Suite 2000
                            Blaine, Washington 98230
                    ________________________________________
                    (Address of Principal Executive Offices)


                                 (360) 332-1354
                           ___________________________
                           (Issuer's telephone number)

Items 2 through 6 and 8 not applicable.

Item 1. Changes in Control of Registrant.

     As of the date of this Report, the Board of Directors of Lexington Resources, Inc., a Nevada corporation and formerly known as "Intergold Corporation" (the "Company"), has commenced the closing of the acquisition of Lexington Oil & Gas Ltd. Co., an Oklahoma limited liability corporation ("Lexington"). On November 19, 2003, Intergold Corporation (now known as Lexington Resources, Inc.), the shareholders of Lexington (the "Lexington Shareholders") and Lexington entered into a share exchange agreement (the "Agreement").

     Based upon review of a wide variety of factors considered in connection with its evaluation of the Agreement, the Board of Directors of the Company believed that consummation of the Agreement would be fair to and in the best interests of the Company and its shareholders. On September 5, 2003, the Board of Directors approved and authorized execution of the Agreement. The Board of Directors further authorized and directed the filing with the Securities and Exchange Commission and subsequent distribution to ten or less shareholders of the Company who held of record as of September 30, 2003 at least a majority of the issued and outstanding shares of Common Stock, an Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, for approval of certain corporate actions.

     On November 19, 2003, a Written Consent of Shareholders of the Company was executed pursuant to which the shareholders approved a proposed amendment (the "Amendment") to the Company's Articles of Incorporation, as amended (the "Articles"), to effectuate a proposed change in the name of the Company (the "Name Change") to Lexington Resources, Inc. in the event the proposed transaction with Lexington was consummated, or to such other name as may be approved by the Board of Directors of the Company in it sole and absolute discretion to reflect future business operations.

     Therefore, in accordance with the terms of the Agreement, the sole business operations of the Company will be as an energy company specializing in the production and development of oil and gas. Pursuant to the terms of the Agreement, the Company's name has been changed to "Lexington Resources, Inc." and, effective November 20, 2003, the Company's trading symbol under the OTC Bulletin Board for its shares of Common Stock has been changed to "LXRS".

The Agreement

     Pursuant to the terms of the Agreement, the Company is in the process of acquiring from the Lexington Shareholders one hundred percent (100%) of the issued and outstanding shares of common stock of Lexington. The terms of the Agreement require the Company to: (i) issue 3,000,000 shares of its restricted Common Stock to the Lexington Shareholders in proportion to their respective holdings in Lexington; and (ii) grant 1,000,000 stock options to current optionees of Lexington.

     As of the date of this Report, the Company has issued an aggregate of 3,000,000 shares of its restricted Common Stock. See "Change in Control of Registrant" below.

Lexington Oil & Gas Ltd. - Corporate Profile

     Lexington Oil & Gas Ltd. Co. is a new company based in Oklahoma that has agreements to obtain varying property interests in Garvin, Seminole, Hughes, Pittsbury and Haskell Counties in the State of Oklahoma as a base of minor oil and gas production and inventory. Many wells on the property interests are shut-in and require re-work programs to obtain production. Various upgrades to wells on these leases are planned to provide a base of minor production wells. In addition to current property interests, the Company plans to concentrate new acquisitions in the Coal Bed Methane ("CBM") regions of the State of Oklahoma where many companies have employed cost effective horizontal drilling methods to provide long-term gas production. Certain properties located in Oklahoma's Arkoma Basin are in stages of negotiation to acquire property interests for the purposes of drilling. Lexington expects to weight its development initiatives towards gas production.

     Pursuant to the terms and provisions of the Agreement, the Company's resulting business will be comprised of a one hundred percent (100%) registered and beneficial working interest in and to all of Lexington's business assets. Management of the Company believes that Lexington has assembled a group of highly qualified professionals from the oil and gas industry to subcontract to the Company as well as independent operator expertise. This team of professionals has an acute understanding in assessing viable prospect opportunities and the ability to undertake all aspects of property development programs to create cash flow potential to the Company.

     It is anticipated that the Company's and Lexington's immediate efforts will be focused on placing the numerous shut-in gas wells located on properties in the State of Oklahoma back into production, and to immediately implement additional development operations on these same properties with the commencement of drilling new wells into undeveloped reserves. The Company and Lexington plan to continue building and increasing a strategic base of proven reserves combined with production opportunities that represent outstanding growth opportunity for the Company and its shareholders over the immediate, near, and long term.

Stock Option Plan

     On March 15, 2003, the Board of Directors of the Company unanimously approved and adopted a stock option plan (the "Stock Option Plan"). On August 7, 2003, the shareholders of the Company approved the Stock Option Plan. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan, stock options (the "Stock Options") will be granted only to key personnel of the Company, generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee or consultant of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which shall determine (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each option, the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of ten (10) years or whether the Stock Option shall be exercisable in installments or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of common stock of the Company, not to exceed 3,500,000 post-Reverse Stock Split shares as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time a Stock Option is granted under the Stock Option Plan the Board of Directors shall fix and determine the exercise price at which shares of common stock of the Company may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company.

     In the event an optionee who is a director or officer of the Company ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) calendar days after the effective date that his position ceases, and after such 90-day period any unexercised Stock Option shall expire. In the event an optionee who is an employee or consultant of the Company ceases to be employed by the Company, any Stock Option held by such optionee generally may be exercisable within up to sixty (60) calendar days (or up to thirty (30) calendar days where the optionee provided only investor relations services to the Company) after the effective date that his employment ceases, and after such 60- or 30-day period any unexercised Stock Option shall expire.

     No Stock Options granted under the Stock Option Plan will be transferable by the optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of ten (10) years or limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within one (1) year of his death or such longer period as the Board of Directors may determine.

     The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in cash or certified funds upon exercise of the option.

     In accordance with the reverse stock split effected August 8, 2003, on November 19, 2003, the Board of Directors approved changes to the Stock Option Plan including the reduction of the number of total options to be granted under the Stock Option Plan to 1,000,000 from 3,500,000.

     Incentive Stock Options

     The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan and prior shareholder approval, the Board of Directors may grant to any key personnel of the Company who is an employee eligible to receive options one or more incentive stock options to purchase the number of shares of common stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of common stock deliverable upon the exercise of an Incentive Stock Option shall be no less than fair market value of a share of common stock on the date of grant of the Incentive Stock Option. In accordance with the terms of the Stock Option Plan, "fair market value" of the Incentive Stock Option as of any date shall not be less than the closing price for the shares of common stock on the last trading day preceding the date of grant. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than ten (10) years from the date of grant of the Incentive Stock Option, subject to possible early termination as described above.

     Pursuant to the terms and provisions of the Agreement, it is anticipated that the Company will cause to be filed with the Securities and Exchange Commission a registration statement on "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans". It is intended that the S-8 registration statement will become effective registering Stock Options under the Stock Option Plan in the amount of 1,000,000 shares at $0.50 per share. Upon approval by the shareholders of the Stock Option Plan on August 7, 2003, the Board of Directors is authorized, without further shareholder approval, to grant such options from time to time to acquire up to an aggregate of 1,000,000 shares of the Company's restricted Common Stock.

     As of the date of this Report, the Company has granted 950,000 stock options to IMT and/or its employees or consultants, and an additional 50,000 stock options have been granted to Douglas Humphreys.

Appointment of Directors and Election of Officers

     As of the date of this Report, the sole director and President/Chief Executive Officer of the Company is Grant Atkins and the Treasurer/Chief Financial Officer of the Company is Vaughn Barbon. In accordance with the terms and provisions of the Agreement, the Board of Directors will nominate and appoint the following additional person effective approximately on November 28, 2003 to serve as a director of the Company until the next annual meeting of the Company's shareholders or until his successor has been elected and qualified.

Therefore, as of November 28, 2003, the directors and executive officers of the Company will be as follows:

Name                      Age             Position with the Company

Grant R. Atkins            43             Director and President/Chief Executive
                                          Officer

Vaughn Barbon              46             Treasurer/Chief Financial Officer

Douglas Humphreys          51             Director

     GRANT ATKINS has been the President/Chief Executive Officer of the Company since 2001 and a director of the Company since September 1998. Mr. Atkins has provided an organization and administrative role in the Company since its formation. For the past ten years, Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and through the current date, Mr. Atkins has provided consulting services through Investor Communications International, Inc. Mr. Atkins is a member of the board of directors of GeneMax Corp., a publicly traded biotechnology corporation specializing in the discovery and development of immunotherapeutics aimed at the treatment and eradication of cancer and therapies for infectious diseases, autoimmune disorders and transplant tissue rejection.

     VAUGHN BARBON is the Treasurer/Chief Financial Officer of the Company. Mr. Barbon has been active in the financial arena of both private and public companies for over 22 years. He has been responsible for the implementation and control of accounting procedures for a number of companies.

     Mr. Barbon attended the University of Victoria majoring in Political Science and Economics. After attending University he immediately began working for large international banking institution, holding various positions including bank auditor and the branch manager of a large commercial banking unit. When Mr. Barbon left the bank after nine years he was branch manager of a large commercial banking unit. He has a strong accounting background completing numerous financial and business evaluation programs at a number of extended learning institutions including City University. Mr. Barbon brings a strong background in financial accounting for public companies.

     DOUGLAS HUMPHREYS is the Managing Director of Lexington Oil & Gas Ltd. Co. and serves as President of Oak Hills Energy, Inc., an oil and gas operating company based in Holdenville, Oklahoma that acts as "Operator" to Lexington. Mr. Humphreys is in charge of all oil and gas operations. As Managing Director of Lexington Oil & Gas Ltd. Co., Douglas Humphreys brings a wealth of experience in the oil and gas development business. He has been active in the industry for over 30 years, mostly in his home state of Oklahoma and in surrounding oil and gas rich regions. His knowledge of the business comes from hands-on experience helping to build several oil and gas producing companies to prominence, as well as playing a personal role in the development of over 1,100 wells.

     Mr. Humphreys graduated in 1975 from Southwest Oklahoma State University with a degree in Business Administration and Geology. He immediately began pursuing his interest in the oil patch with the Tide West Oil Company, which he helped to found. The Company focused on exploration and production in the min-continent U.S. region and became a notable participant and was one of the largest operators in the Austin Chalk Play in South Texas. By 1992, Tide West Oil was recognized as the seventh fastest growing oil and gas company in the United States as ranked by The Oil & Gas Journal.

     During his tenure with The Tide West Oil Company, Mr. Humphreys acted as Production Superintendent and later, Operations Manager. He gained a thorough understanding of a wide variety of oil and gas operations and was directly responsible for overseeing drilling projects from very shallow to deep wells of over 21,000 feet in depth He also led the company's efforts in implementing horizontal drilling as that new technology emerged in the 1980's. Tide West Oil also operated two subsidiary companies, Square D Drilling and TWT Trucking, in order to better control costs and increase the profitability of its core business of oil and gas production. Mr. Humphreys assumed the role of Vice President of both of these businesses, which eventually gave Tide West Oil the ability to act as a fully integrated operator. Success in the Texas and Oklahoma regions made Tide West Oil a desirable takeover target and 1996, HS Resources approached the Company. HS Resources was seeking to grow its operating base and bolster assets, which at that time positioned the company in the top 30 largest publicly, traded oil companies. Tide West Oil was sold to HS Resources in a deal that valued the company at over $200 million, based on the established operations that included 549 wells in 5 states. Mr. Humphreys stayed with HS Resources and became Manager of Mid-Continent Operations for the company. His primary role was to oversee exploration and production on the company's properties in the mind continent region.

     Mr. Humphreys has a comprehensive network of oil and gas industry contacts that compliment his corporate development skills. He is truly a veteran oilman with a proven ability to bring oil and gas assets from acquisition through to production. He is an active member of the Holdenville, Oklahoma community where he resides and is a well-known figure within oil and gas circles.

Change in Control of Registrant

     As a result of the issuance of restricted shares of common stock pursuant to the Agreement, there was a change in control of the Company. As of the date of this Report, the Company is issuing an aggregate of 3,000,000 shares of its restricted common stock to the Lexington Shareholders and has granted an aggregate of 1,000,000 stock options.

     The Board of Directors of the Company desire to set forth the names and addresses, as of the date of this Report, and the approximate number of shares of common stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent
(5) of the Company's common stock, and the name and shareholdings of each officer and director, and all officers and directors as a group.

     After completion of the issuances of common stock as required by the Agreement, management of the Company anticipates that the total estimated capitalization of the Company will be 3,521,184 shares of common stock issued and outstanding.


___________________________________________________________________________________________________
Title of Class             Name and Address of                Amount and Nature          Percent of
                             Beneficial Owner                        of Class               Class
___________________________________________________________________________________________________
                                                                        (1)(2)
Common Stock               Douglas Humphreys                     800,000                  22.40%
                           7545 Highway 270
                           Holdenville, Oklahoma
                           74848

                                                                        (1)(3)
Common Stock               Orient Explorations, Ltd.           2,250,000                  63.90%
                           P.O. Box 97 Leeward
                           Highway, Provinciales,
                           Turks & Caicos Islands

                                                                        (4)
Common Stock               International Market                  950,000                  21.25%
                             Trend AG
                           Rennweg 28, CH-8001
                           Zurich, Switzerland

Common Stock               Grant Atkins                              -0-                      0%
                           435 Martin Street
                           Suite 2000
                           Blaine, Washington 98230

Common Stock               Vaughn Barbon                             -0-                      0%
                           435 Martin Street
                           Suite 2000
                           Blaine, Washington 98230

                                                                        (5)
Common Stock               All officers and directors            800,000                  22.40%
                           as a group (3 persons)

___________________________________________________________________________________________________

(1)
  These are restricted shares of Common Stock.
(2)
  This figure  includes (a) 750,000  shares of Common Stock held of record;  and
(b) an assumption of the exercise of an aggregate of 50,000 stock options into 50,000 shares of Common Stock at the rate of $0.50 per share expiring November 19, 2008.
(3)
  The sole shareholder of Orient Explorations Ltd. is Meridan Trust with an office at 1 Carribean Place, Provinciales, Turks & Caicos islands, British West Indies. The sole director of Orient Explorations Ltd. is Cockburn Directors Ltd., Barry Dempsey with an office at Cockburn House, P.O. Box 70, Market Street, Cockburn Town, Grand Turks, Turks & Caicos Islands. Mr. Dempsey has the sole exclusive voting and disposition rights regarding the shares of Common Stock.
(4)
   This figure represents an assumption of the exercise of 950,000 stock options granted to International Market Trend AG or its employees or designees pursuant to the terms of the Stock Option Plan to acquire 950,000 shares of Common Stock at $0.50 per share. As of the date of this Information Statement, no stock options have been exercised.




(5)
  This figure includes (a) 750,000 shares of Common Stock; and (b) the assumption of the exercise of an aggregate of 50,000 stock options into 50,000 shares of Common Stock.



   There  are  no  arrangements  or   understandings   among  the  entities  and
individuals referenced above or their respective associates concerning election of directors or other any other matters which may require shareholder approval.

Item 7. Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired.

            To be Filed.

        (b) Pro Forma Financial Information.

            To Be Filed.

        (c) Exhibits.

               99.1   Stock Option Plan.


                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            LEXINGTON RESOURCES, INC.


Date: November 20, 2003                     By:/s/GRANT ATKINS
                                               _______________________
                                               Grant Atkins, President